Exhibit 10.12

MARCH 1, 2021

ROB PARIS
AMENDED EMPLOYMENT AGREEMENT

THIS AMENDED AGREEMENT, WHICH IS EFFECTIVE ON MARCH 1, 2021, IS MADE BETWEEN RIVULET FILMS INC, A DELAWARE CORPORATION, AND ROB PARIS OF PARIS FILMS INC. THE FOLLOWING AMENDED TERMS ARE INCLUDED & APPLY:

●	ROB PARIS MONTHLY SALARY INCREASES TO $15,000/MONTHLY

IN WITNESS WHEREOF THE PARTIES HERETO HAVE CAUSED THIS AGREEMENT TO BE DULY EXECUTED AND DELIVERED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

/s/ Mike Witherill
MIKE WITHERILL
RIVULET FILMS INC.

/s/ Rob Paris
ROB PARIS
PARIS FILMS INC.